UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period:	September 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PGBZX

Putnam Global Telecommunications Fund

Semiannual report
2|28|13

A world of investing.℠

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of telecommunications companies worldwide.

Putnam Global
Telecommunications
Fund

Semiannual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The telecommunications industry may be affected by government regulation, intense competition, equipment incompatibility, changing consumer preferences, technological obsolescence, and large capital expenditures and debt burdens. The use of derivatives involves additional risks, such as increasing investment exposure, or the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Pursuing growth opportunities in telecommunications companies worldwide

In 1979, in Tokyo, Japan, the first commercial cellular telephone system began operations. Today — over 30 years later — billions of consumers worldwide carry their telephones, music, movies, games, Internet access, and computer systems in devices considerably smaller than those first cell phones.

Telecommunications — defined as the transmission of information, such as words, sounds, or images, usually over great distances — has experienced an astounding array of advances over the years. Putnam Global Telecommunications Fund seeks to capitalize on the potential of this dynamic sector — and the many innovations that are still to come. Under normal circumstances, the fund invests at least 80% of its assets in stocks of companies engaged in telecommunications industries.

The fund’s portfolio can include businesses of all sizes and at different stages of growth, from newer, rapidly growing companies to established global corporations. The fund’s manager focuses primarily on large and midsize companies, and has the flexibility to invest in U.S. and international markets.

The telecommunications sector includes telephone and wireless companies; providers of mobile devices and services such as text messaging and mobile Internet connectivity; and cable companies offering high-speed Internet access and video programming.

The fund’s manager conducts intensive research with support from analysts in Putnam’s Global Equity Research group. Their disciplined process includes analyzing each company’s valuation, financial strength, competitive positioning, earnings, and cash flow.

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam’s sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds’ managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund

A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund

Retail, hotels, restaurants, media, food and beverages

Global Energy Fund

Oil and gas, energy equipment and services

Global Financials Fund

Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund

Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund

Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund

Metals, chemicals, oil and gas, forest products

Global Technology Fund

Software, computers, Internet services

Global Telecommunications Fund

Diversified and wireless telecommunications services

Global Utilities Fund

Electric, gas, and water utilities

2	Global Telecommunications Fund	Global Telecommunications Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11-12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Telecommunications Fund

Interview with your fund’s portfolio manager

Vivek, the semiannual period coincided with a significant upswing in global equity markets. How did the telecommunications sector perform in this context?

The telecommunications sector tends to have relatively defensive characteristics because the companies have stable cash flows and operate under extensive regulations. Telecom stocks tend not to move as much as the overall market either during rallies or downturns. As such, it’s not surprising that the sector lagged during the market rally that coincided with the first half of the fund’s annual period. However, the fund continued its record of outperforming the sector. For class A shares before the inclusion of sales charges, the fund’s results were more than six percentage points better than its sector benchmark.

The fund also outperformed relative to its benchmark in previous periods. Were the same factors at work during this period?

Yes, in two ways. First, active stock selection remained the fund’s key advantage, providing most of the outperformance. Second, our choices continued to be guided by the thesis that convergence — the rapidly growing demand for data and video traffic over the expanding number of networked devices, such as smartphones, tablets, computers, and televisions — has created the potential for many telecom and media stocks to achieve above-average earnings growth over a period

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 15.

Global Telecommunications Fund	5

of many years. During the period, this trend also fostered merger-and-acquisition activity in the sector, and speculation about future mergers drove the prices of several portfolio holdings higher.

Aside from stock selection, our decision to maintain an overweight position in the U.S. market and underweight exposure to Europe helped results. The U.S. economy remained stronger than that of Europe during the period, and the regulatory environment allowed U.S. companies to reap greater profits. The fund has exposure to foreign currencies, but these had a negligible impact on relative performance, because we manage currency exposures to match those of the benchmark index.

How does industry regulation differ between the United States and Europe?

U.S. regulators for many years have encouraged the development of an advanced fiber network infrastructure. They have done this by allowing incumbent fixed-line telecommunication companies to recoup investments through higher prices charged to competitors who use their networks. Europe pursued a different goal of increasing market penetration by fostering price competition. European rules generally compelled fixed-line companies to provide access to their networks to competitors at cost. This approach made sense for the past decade, in which the goal was to lower prices and draw more consumers into the market to increase service penetration. However, in our view, this is no longer the industry’s greatest need.

How is the regulatory setting in Europe beginning to change?

European regulations are beginning to follow the U.S. model, by giving incentives to fixed-line companies to build a next-generation fiber network. For example, they are yielding on the rules requiring that network capacity be supplied to competitors on the same cost basis. In addition, the fixed-line companies can now raise prices for use of their traditional copper-wire networks. This should be positive

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Global Telecommunications Fund

for new investment because it will narrow the difference in pricing between copper and fiber networks.

An example of this shift occurred in the United Kingdom, and BT Group, which was not held in the portfolio, took the opportunity to raise prices. This has led to industry price inflation, which has been beneficial to all U.K. telecom service providers. In Spain, a similar adjustment in industry regulations prompted the incumbent fixed-line provider to announce an expansion of fiber-based networks to serve more consumers. This is the sort of change we would like to see introduced by each national regulator across Europe to make fixed-line companies more attractive to investors.

Given this industry landscape, how have you positioned the fund?

We have maintained underweight positions in incumbent fixed-line companies in both Europe and the United States. The underweight in Europe is larger, but we have begun to close it because we believe there are signs of more favorable regulations. We have added TDC, Denmark’s national fixed-wire incumbent, as a holding because we expect that the company will be able to achieve new growth.

The U.S. underweight is less noticeable because the absolute weightings in Verizon and AT&T are so large, but both stocks actually have smaller weightings in the portfolio than in the index. Our view is that competition is mounting in this market. Sprint, which was a small position in the fund, has new capital backing from Japan’s SoftBank, an overweight compared with

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Global Telecommunications Fund	7

the index. With this backing, we believe that Sprint can compete more effectively with its much larger rivals. We sold our holding in Sprint during the period. In addition, T-Mobile, one of the weaker U.S. wireless companies, now offers Apple’s iPhone and is pursuing merger talks with MetroPCS, which, we believe, would create an entity better able to compete with the two incumbents.

Cable companies remain sizable out-of-benchmark positions for the fund. Can you explain this strategy?

In addition to Comcast in the United States, the portfolio holds several European cable TV stocks as a function of our strategy to target convergence while avoiding stocks weakened by price competition. Cable companies seized the opportunity left by fixed-line companies in Europe by offering broadband and telephone services over their traditional coaxial networks. More recently, cable companies have also benefited from the industry price inflation I described earlier, since they compete in offering similar products and services as fixed-line telecom companies.

Were cable companies among the top performers?

As they have in the past, cable companies contributed significantly to the fund’s relative outperformance of its benchmark in this period. The fund held Virgin Media, a large U.K. cable company. We considered it the most attractive stock for pursuing growth in this market, and it provided strong outperformance when the company agreed to be acquired by Liberty Global.

Kabel Deutschland of Germany, which we have discussed as an outperformer in previous periods, continued to achieve an attractive level of earnings growth, and benefited from speculation that it could be a takeover target of Vodafone Group.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations will vary over time.

8	Global Telecommunications Fund

Do cable companies add greater risk to the portfolio?

We do not believe cable stocks add significantly more risk to the portfolio as compared with the other types of companies that the fund holds. While they have different risk attributes than many telecom stocks, such as greater balance sheet leverage, this feature can be offset to varying extents by their greater earnings power. Cable companies can service larger amounts of debt in their capital structures than can telecom companies that have much lower rates of earnings growth. Another indicator of this difference is that the cable companies are experiencing a positive trend of credit ratings revisions — many are experiencing upgrades — while the trend for telecom companies is negative.

What are some holdings that did not meet your expectations?

We added Telecom Italia late in calendar year 2012 because of its extremely low valuation. Our expectation was that if Italy’s economic and credit conditions were to improve, consumer spending would likely follow, and the stock stood to benefit. It was an overweight position relative to the benchmark. The political impasse following Italy’s inconclusive national elections in February brought renewed market doubts and caused the stock to underperform. We continue to believe our strategy could work, but we are monitoring the political and economic risks closely. Vodafone in the United Kingdom was another overweight position relative to the benchmark that underperformed during the period.

What is your outlook for the fund and the sector for the coming months?

We believe one of our chief tasks is to try to find new types of growth opportunities to replace the stocks that are moving out of the portfolio due to mergers, both completed and anticipated. We also believe that the regulatory changes just beginning in Europe should create several new opportunities.

Also, as we discussed in the annual report, we believe that carrier-neutral, co-location data centers offer attractive growth prospects. Interxion is an example. These firms serve high-end markets in major cities, tapping into the growing demand for Internet content, social media, TV, gaming, cloud, and web hosting. We find the industry dynamics attractive because the supply of these services is very limited in Europe, due to space limitations imposed by municipal zoning.

In the United States, we are monitoring new competition. We do not anticipate a rapid change in intensity, but we are maintaining an underweight position in large telecom stocks because we consider it unlikely they will outperform the index in the current environment.

Vivek, thanks for commenting on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Vivek Gandhi has an M.B.A. from Xavier Labour Relations Institute in Jamshedpur, India, and a B.Eng. from Regional Engineering College in Bhopal, India. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1994.

Global Telecommunications Fund	9

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

10	Global Telecommunications Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	78.24%	67.99%	72.77%	70.77%	72.81%	72.81%	74.62%	68.51%	76.50%	80.17%
Annual average	14.78	13.17	13.93	13.61	13.93	13.93	14.22	13.25	14.51	15.07

3 years	63.59	54.19	60.01	57.01	60.07	60.07	61.24	55.59	62.51	64.88
Annual average	17.83	15.53	16.96	16.23	16.98	16.98	17.26	15.88	17.57	18.14

1 year	18.52	11.70	17.62	12.62	17.62	16.62	17.89	13.76	18.20	18.81

6 months	6.31	0.19	5.87	0.87	5.92	4.92	6.06	2.35	6.21	6.37

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Global Telecommunications Fund	11

Comparative index returns For periods ended 2/28/13

MSCI World Telecommunications
Services Index (ND)

Life of fund	36.28%
Annual average	7.66

3 years	30.99
Annual average	9.42

1 year	8.36

6 months	–0.01

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.262		$0.198	$0.164	$0.202		$0.244	$0.294

Capital gains — Long term	0.044		0.044	0.044	0.044		0.044	0.044

Capital gains — Short term	0.053		0.053	0.053	0.053		0.053	0.053

Total	$0.359		$0.295	$0.261	$0.299		$0.341	$0.391

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$14.46	$15.34	$14.22	$14.18	$14.35	$14.87	$14.39	$14.52

2/28/13	15.00	15.92	14.75	14.75	14.91	15.45	14.93	15.04

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)		(12/18/08)	(12/18/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	88.22%	77.40%	82.26%	80.26%	82.41%	82.41%	84.34%	77.89%	86.31%	90.35%
Annual average	15.91	14.31	15.04	14.74	15.06	15.06	15.34	14.39	15.63	16.21

3 years	65.97	56.43	62.28	59.28	62.43	62.43	63.65	57.92	64.81	67.36
Annual average	18.40	16.08	17.51	16.79	17.55	17.55	17.84	16.45	18.12	18.73

1 year	22.23	15.21	21.33	16.33	21.40	20.40	21.72	17.46	21.94	22.60

6 months	7.93	1.72	7.53	2.53	7.56	6.56	7.69	3.92	7.77	8.07

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

12	Global Telecommunications Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/12*	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Total annual operating expenses
for the fiscal year ended 8/31/12	2.08%	2.83%	2.83%	2.58%	2.33%	1.83%

Annualized expense ratio for the
six-month period ended 2/28/13	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.06	$10.87	$10.88	$9.61	$8.33	$5.78

Ending value (after expenses)	$1,063.10	$1,058.70	$1,059.20	$1,060.60	$1,062.10	$1,063.70

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Telecommunications Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.90	$10.64	$10.64	$9.39	$8.15	$5.66

Ending value (after expenses)	$1,017.95	$1,014.23	$1,014.23	$1,015.47	$1,016.71	$1,019.19

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Global Telecommunications Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Telecommunications Services Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the telecommunications sector.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Telecommunications Fund	15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Global Telecommunications Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Telecommunications Fund	17

The fund’s portfolio 2/28/13 (Unaudited)

COMMON STOCKS (96.7%)*	Shares	Value

Communications equipment (4.0%)
Arris Group, Inc. †	10,700	$185,645

Qualcomm, Inc.	6,100	400,343

		585,988
Diversified telecommunication services (46.7%)
AT&T, Inc.	67,166	2,411,931

Jazztel PLC (Spain) †	39,830	306,000

TalkTalk Telecom Group PLC (United Kingdom)	90,480	348,414

TDC A/S (Denmark)	71,691	539,877

Telecom Italia SpA (Italy)	533,558	394,077

Verizon Communications, Inc.	35,218	1,638,694

Vivendi (France)	32,028	674,360

Ziggo NV (Netherlands)	16,709	564,118

		6,877,471
IT Services (4.4%)
InterXion Holding NV (Netherlands) †	26,000	642,980

		642,980
Media (14.6%)
Comcast Corp. Class A	16,283	647,901

DISH Network Corp. Class A	14,600	508,080

Kabel Deutschland Holding AG (Germany)	3,207	278,099

Time Warner Cable, Inc.	4,300	371,477

Virgin Media, Inc. (United Kingdom)	7,400	343,360

		2,148,917
Real estate investment trusts (REITs) (4.7%)
American Tower Corp. Class A	8,900	690,640

		690,640
Wireless telecommunication services (22.3%)
Softbank Corp. (Japan)	22,700	840,775

Turkcell Iletisim Hizmetleri AS ADR (Turkey) †	23,200	383,032

Vodafone Group PLC (United Kingdom)	818,611	2,055,083

		3,278,890

Total common stocks (cost $12,139,218)		$14,224,886

SHORT-TERM INVESTMENTS (4.6%)*	Shares	Value

Putnam Short Term Investment Fund 0.10% L	674,797	$674,797

Total short-term investments (cost $674,797)		$674,797

TOTAL INVESTMENTS

Total investments (cost $12,814,015)		$14,899,683

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

18	Global Telecommunications Fund

* Percentages indicated are based on net assets of $14,704,452.

† Non-income-producing security.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $45,162 to cover certain derivatives contracts.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	50.5%	Italy	2.6%

United Kingdom	18.4	Turkey	2.6

Netherlands	8.1	Spain	2.1

Japan	5.6	Germany	2.0

France	4.5	Total	100.0%

Denmark	3.6

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $7,259,786) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/17/13	$42,147	$42,892	$(745)

	British Pound	Buy	3/20/13	255,145	263,551	(8,406)

	Euro	Sell	3/20/13	268,321	280,609	12,288

	Swedish Krona	Buy	3/20/13	43,201	44,228	(1,027)

Barclays Bank PLC

	Australian Dollar	Buy	4/17/13	45,507	46,315	(808)

	British Pound	Sell	3/20/13	125,449	130,383	4,934

	Canadian Dollar	Buy	4/17/13	136,295	140,683	(4,388)

	Euro	Sell	3/20/13	118,035	123,389	5,354

	Hong Kong Dollar	Buy	5/15/13	58,104	58,128	(24)

	Japanese Yen	Sell	5/15/13	51,255	51,369	114

	Norwegian Krone	Buy	3/20/13	51,810	54,306	(2,496)

	Singapore Dollar	Buy	5/15/13	297,076	297,065	11

	Swiss Franc	Sell	3/20/13	6,296	6,519	223

Citibank, N.A.

	British Pound	Sell	3/20/13	73,874	76,759	2,885

	Danish Krone	Sell	3/20/13	474,705	493,994	19,289

	Euro	Sell	3/20/13	53,403	49,830	(3,573)

	Japanese Yen	Sell	5/15/13	93,717	93,128	(589)

	Singapore Dollar	Buy	5/15/13	53,456	53,476	(20)

Global Telecommunications Fund	19

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $7,259,786) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Australian Dollar	Buy	4/17/13	$49,172	$50,036	$(864)

	British Pound	Buy	3/20/13	16,534	17,186	(652)

	Canadian Dollar	Buy	4/17/13	106,266	109,716	(3,450)

	Euro	Buy	3/20/13	113,988	119,153	(5,165)

	Japanese Yen	Buy	5/15/13	592,634	594,052	(1,418)

	New Zealand Dollar	Buy	4/17/13	37,424	38,247	(823)

	Norwegian Krone	Buy	3/20/13	30,919	32,413	(1,494)

	Swedish Krona	Buy	3/20/13	108,521	111,092	(2,571)

	Swiss Franc	Buy	3/20/13	197,090	204,129	(7,039)

Deutsche Bank AG

	Australian Dollar	Buy	4/17/13	39,907	40,608	(701)

	Euro	Sell	3/20/13	207,998	215,692	7,694

	Swedish Krona	Buy	3/20/13	58,797	60,190	(1,393)

HSBC Bank USA, National Association

	Euro	Buy	3/20/13	297,308	310,764	(13,456)

JPMorgan Chase Bank N.A.

	British Pound	Sell	3/20/13	343,430	356,741	13,311

	Canadian Dollar	Buy	4/17/13	62,868	64,899	(2,031)

	Euro	Sell	3/20/13	263,621	275,503	11,882

	Japanese Yen	Buy	5/15/13	212,759	212,695	64

	Norwegian Krone	Buy	3/20/13	54,787	57,464	(2,677)

	Swedish Krona	Buy	3/20/13	89,726	92,010	(2,284)

	Swiss Franc	Sell	3/20/13	99,772	103,332	3,560

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/17/13	45,506	46,314	(808)

	Japanese Yen	Buy	5/15/13	2,544	2,550	(6)

	Japanese Yen	Sell	5/15/13	2,544	2,528	(16)

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/17/13	33,494	34,085	(591)

	Canadian Dollar	Buy	4/17/13	124,380	128,377	(3,997)

	Euro	Sell	3/20/13	323,422	338,061	14,639

	Israeli Shekel	Buy	4/17/13	45,273	45,442	(169)

	Norwegian Krone	Buy	3/20/13	31,737	33,274	(1,537)

	Swedish Krona	Buy	3/20/13	97,995	100,289	(2,294)

UBS AG

	British Pound	Sell	3/20/13	235,729	244,976	9,247

	Canadian Dollar	Buy	4/17/13	82,435	85,075	(2,640)

	Euro	Buy	3/20/13	429,444	441,008	(11,564)

	Norwegian Krone	Buy	3/20/13	50,870	53,340	(2,470)

	Swedish Krona	Sell	3/20/13	1,484	1,519	35

	Swiss Franc	Buy	3/20/13	59,116	61,205	(2,089)

20	Global Telecommunications Fund

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $7,259,786) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

WestPac Banking Corp.

	Australian Dollar	Buy	4/17/13	$20,360	$20,720	$(360)

	British Pound	Buy	3/20/13	144,107	146,880	(2,773)

	Canadian Dollar	Buy	4/17/13	52,794	54,497	(1,703)

	Japanese Yen	Sell	5/15/13	46,504	47,100	596

Total						$5,015

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$1,870,818	$278,099	$—

Financials	690,640	—	—

Information technology	1,228,968	—	—

Telecommunication services	4,433,657	5,722,704	—

Total common stocks	8,224,083	6,000,803	—

Short-term investments	674,797	—	—

Totals by level	$8,898,880	$6,000,803	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$5,015	$—

Totals by level	$—	$5,015	$—

The accompanying notes are an integral part of these financial statements.

Global Telecommunications Fund	21

Statement of assets and liabilities 2/28/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $12,139,218)	$14,224,886
Affiliated issuers (identified cost $674,797) (Note 6)	674,797

Dividends, interest and other receivables	4,245

Receivable for shares of the fund sold	15,142

Receivable from Manager (Note 2)	4,889

Unrealized appreciation on forward currency contracts (Note 1)	106,126

Total assets	15,030,085

LIABILITIES

Payable for investments purchased	160,850

Payable for shares of the fund repurchased	3,838

Payable for custodian fees (Note 2)	8,256

Payable for investor servicing fees (Note 2)	6,943

Payable for Trustee compensation and expenses (Note 2)	1,648

Payable for administrative services (Note 2)	171

Payable for distribution fees (Note 2)	5,691

Payable for auditing and tax fees	29,945

Unrealized depreciation on forward currency contracts (Note 1)	101,111

Other accrued expenses	7,180

Total liabilities	325,633

Net assets	$14,704,452

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$12,077,410

Accumulated net investment loss (Note 1)	(24,832)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	561,248

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	2,090,626

Total — Representing net assets applicable to capital shares outstanding	$14,704,452

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($11,199,829 divided by 746,749 shares)	$15.00

Offering price per class A share (100/94.25 of $15.00)*	$15.92

Net asset value and offering price per class B share ($438,961 divided by 29,767 shares)**	$14.75

Net asset value and offering price per class C share ($1,079,042 divided by 73,170 shares)**	$14.75

Net asset value and redemption price per class M share ($49,473 divided by 3,319 shares)	$14.91

Offering price per class M share (100/96.50 of $14.91)*	$15.45

Net asset value, offering price and redemption price per class R share
($186,803 divided by 12,516 shares)	$14.93

Net asset value, offering price and redemption price per class Y share
($1,750,344 divided by 116,384 shares)	$15.04

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

22	Global Telecommunications Fund

Statement of operations Six months ended 2/28/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $2,520)	$212,756

Interest (including interest income of $275 from investments in affiliated issuers) (Note 6)	275

Total investment income	213,031

EXPENSES

Compensation of Manager (Note 2)	45,451

Investor servicing fees (Note 2)	21,394

Custodian fees (Note 2)	7,746

Trustee compensation and expenses (Note 2)	570

Distribution fees (Note 2)	20,688

Administrative services (Note 2)	245

Reports to shareholders	7,065

Auditing and tax fees	21,492

Other	1,601

Fees waived and reimbursed by Manager (Note 2)	(24,333)

Total expenses	101,919

Expense reduction (Note 2)	(23)

Net expenses	101,896

Net investment income	111,135

Net realized gain on investments (Notes 1 and 3)	777,115

Net realized loss on foreign currency transactions (Note 1)	(10,803)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(10,974)

Net unrealized depreciation of investments during the period	(14,704)

Net gain on investments	740,634

Net increase in net assets resulting from operations	$851,769

The accompanying notes are an integral part of these financial statements.

Global Telecommunications Fund	23

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 2/28/13*	Year ended 8/31/12

Operations:
Net investment income	$111,135	$255,371

Net realized gain (loss) on investments
and foreign currency transactions	766,312	(153,652)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(25,678)	1,456,057

Net increase in net assets resulting from operations	851,769	1,557,776

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(183,734)	(264,501)

Class B	(5,971)	(7,386)

Class C	(11,345)	(18,906)

Class M	(624)	(1,196)

Class R	(2,660)	(2,317)

Class Y	(49,209)	(28,511)

Net realized short-term gain on investments

Class A	(37,168)	(57,721)

Class B	(1,598)	(1,905)

Class C	(3,666)	(4,553)

Class M	(163)	(296)

Class R	(578)	(496)

Class Y	(8,871)	(5,818)

From net realized long-term gain on investments
Class A	(30,856)	(38,548)

Class B	(1,327)	(1,272)

Class C	(3,044)	(3,041)

Class M	(136)	(197)

Class R	(480)	(332)

Class Y	(7,365)	(3,885)

Redemption fees (Note 1)	1,357	2,676

Increase from capital share transactions (Note 4)	588,267	3,765,391

Total increase in net assets	1,092,598	4,884,962

NET ASSETS

Beginning of period	13,611,854	8,726,892

End of period (including accumulated net investment
loss of $24,832 and undistributed net investment income
of $117,576, respectively)	$14,704,452	$13,611,854

* Unaudited

The accompanying notes are an integral part of these financial statements.

24	Global Telecommunications Fund

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Global Telecommunications Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	end of period	value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	(%)

Class A
February 28, 2013**	$14.46	.11	.79	.90	(.26)	(.10)	(.36)	—	$15.00	6.31*	$11,200	.69*	.77*	28*
August 31, 2012	13.13	.35	1.59	1.94	(.45)	(.16)	(.61)	—	14.46	15.60	9,831	1.41	2.61	38
August 31, 2011	11.67	.46	1.84	2.30	(.33)	(.51)	(.84)	—	13.13	20.01	7,395	1.40	3.42	43
August 31, 2010	10.56	.28	1.22	1.50	(.39)	—	(.39)	—	11.67	14.46	3,636	1.48	2.53	80
August 31, 2009†	10.00	.26 [f]	.30	.56	—	—	—	—	10.56	5.60*	3,193	1.02*	2.79*[f]	45*

Class B
February 28, 2013**	$14.22	.06	.77	.83	(.20)	(.10)	(.30)	—	$14.75	5.87*	$439	1.06*	.42*	28*
August 31, 2012	12.94	.23	1.59	1.82	(.38)	(.16)	(.54)	—	14.22	14.79	377	2.16	1.79	38
August 31, 2011	11.56	.41	1.77	2.18	(.29)	(.51)	(.80)	—	12.94	19.14	201	2.15	3.08	43
August 31, 2010	10.50	.15	1.27	1.42	(.36)	—	(.36)	—	11.56	13.65	40	2.23	1.38	80
August 31, 2009†	10.00	.24 [f]	.26	.50	—	—	—	—	10.50	5.00*	21	1.55*	2.57*[f]	45*

Class C
February 28, 2013**	$14.18	.06	.77	.83	(.16)	(.10)	(.26)	—	$14.75	5.92*	$1,079	1.06*	.40*	28*
August 31, 2012	12.94	.24	1.57	1.81	(.41)	(.16)	(.57)	—	14.18	14.72	1,049	2.16	1.81	38
August 31, 2011	11.54	.40	1.78	2.18	(.27)	(.51)	(.78)	—	12.94	19.17	345	2.15	3.01	43
August 31, 2010	10.50	.27	1.14	1.41	(.37)	—	(.37)	—	11.54	13.65	135	2.23	2.43	80
August 31, 2009†	10.00	.21 [f]	.29	.50	—	—	—	—	10.50	5.00*	11	1.55*	2.25*[f]	45*

Class M
February 28, 2013**	$14.35	.08	.78	.86	(.20)	(.10)	(.30)	—	$14.91	6.06*	$49	.93*	.52*	28*
August 31, 2012	13.05	.28	1.58	1.86	(.40)	(.16)	(.56)	—	14.35	14.98	40	1.91	2.10	38
August 31, 2011	11.60	.50	1.72	2.22	(.26)	(.51)	(.77)	—	13.05	19.45	39	1.90	3.71	43
August 31, 2010	10.52	.20	1.25	1.45	(.37)	—	(.37)	—	11.60	13.95	12	1.98	1.80	80
August 31, 2009†	10.00	.23 [f]	.29	.52	—	—	—	—	10.52	5.20*	11	1.37*	2.43*[f]	45*

Class R
February 28, 2013**	$14.39	.09	.79	.88	(.24)	(.10)	(.34)	—	$14.93	6.21*	$187	.81*	.60*	28*
August 31, 2012	13.11	.32	1.58	1.90	(.46)	(.16)	(.62)	—	14.39	15.30	117	1.66	2.39	38
August 31, 2011	11.65	.41	1.85	2.26	(.29)	(.51)	(.80)	—	13.11	19.73	17	1.65	3.04	43
August 31, 2010	10.54	.26	1.22	1.48	(.37)	—	(.37)	—	11.65	14.22	12	1.73	2.32	80
August 31, 2009†	10.00	.24 [f]	.30	.54	—	—	—	—	10.54	5.40*	11	1.19*	2.60*[f]	45*

Class Y
February 28, 2013**	$14.52	.15	.76	.91	(.29)	(.10)	(.39)	—	$15.04	6.37*	$1,750	.56*	1.00*	28*
August 31, 2012	13.17	.31	1.68	1.99	(.48)	(.16)	(.64)	—	14.52	15.99	2,198	1.16	2.30	38
August 31, 2011	11.70	.50	1.83	2.33	(.35)	(.51)	(.86)	—	13.17	20.27	729	1.15	3.75	43
August 31, 2010	10.57	.35	1.20	1.55	(.42)	—	(.42)	—	11.70	14.87	363	1.23	3.17	80
August 31, 2009†	10.00	.33 [f]	.24	.57	—	—	—	—	10.57	5.70*	98	.84*	3.42*[f]	45*

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Global Telecommunications Fund	Global Telecommunications Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

† For the period December 18, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

February 28, 2013	0.17%

August 31, 2012	0.67

August 31, 2011	0.95

August 31, 2010	2.64

August 31, 2009	5.90

e Includes amounts paid through expense offset and/or brokerage/service arrangements.

f Reflects dividends received by the fund from two issuers which amounted to the following amounts:

		Percentage of
	Per share	average net assets

Class A	$0.04	0.39%

Class B	0.03	0.37

Class C	0.04	0.39

Class M	0.04	0.39

Class R	0.04	0.39

Class Y	0.02	0.26

The accompanying notes are an integral part of these financial statements.

28	Global Telecommunications Fund

Notes to financial statements 2/28/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through February 28, 2013.

Putnam Global Telecommunications Fund (the fund) is a non-diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation. The fund’s concentration is in the telecommunications industries and invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Global Telecommunications Fund	29

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

30	Global Telecommunications Fund

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $51,483 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are

Global Telecommunications Fund	31

reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $80,603 recognized during the period between November 1, 2011 and August 31, 2012 to its fiscal year ending August 31, 2013.

The aggregate identified cost on a tax basis is $12,843,764, resulting in gross unrealized appreciation and depreciation of $2,390,188 and $334,269, respectively, or net unrealized appreciation of $2,055,919.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period During the reporting period, the fund’s expenses were reduced by $24,333 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset

32	Global Telecommunications Fund

level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$15,451	Class R	246

Class B	620	Class Y	3,483

Class C	1,527	Total	$21,394

Class M	67

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $23 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $11, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$12,922	Class M	167

Class B	2,060	Class R	408

Class C	5,131	Total	$20,688

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,450 and $20 from the sale of class A and class M shares, respectively, and received $26 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,116,737 and $3,862,339, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Global Telecommunications Fund	33

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/28/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	124,941	$1,855,210	210,408	$2,778,579

Shares issued in connection with
reinvestment of distributions	11,652	168,719	14,299	175,731

	136,593	2,023,929	224,707	2,954,310

Shares repurchased	(69,500)	(1,032,337)	(108,169)	(1,421,417)

Net increase	67,093	$991,592	116,538	$1,532,893

	Six months ended 2/28/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	9,545	$138,603	19,412	$263,300

Shares issued in connection with
reinvestment of distributions	615	8,772	797	9,679

	10,160	147,375	20,209	272,979

Shares repurchased	(6,903)	(99,808)	(9,259)	(120,475)

Net increase	3,257	$47,567	10,950	$152,504

	Six months ended 2/28/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	13,780	$199,835	61,224	$799,989

Shares issued in connection with
reinvestment of distributions	1,266	18,055	2,134	25,847

	15,046	217,890	63,358	825,836

Shares repurchased	(15,849)	(228,300)	(16,070)	(213,948)

Net increase (decrease)	(803)	$(10,410)	47,288	$611,888

	Six months ended 2/28/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	443	$6,412	332	$4,818

Shares issued in connection with
reinvestment of distributions	56	812	122	1,496

	499	7,224	454	6,314

Shares repurchased	(1)	(15)	(658)	(8,450)

Net increase (decrease)	498	$7,209	(204)	$(2,136)

	Six months ended 2/28/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	4,987	$72,986	6,921	$90,859

Shares issued in connection with
reinvestment of distributions	258	3,717	257	3,145

	5,245	76,703	7,178	94,004

Shares repurchased	(869)	(12,860)	(316)	(4,129)

Net increase	4,376	$63,843	6,862	$89,875

34	Global Telecommunications Fund

	Six months ended 2/28/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	64,375	$962,441	119,254	$1,688,993

Shares issued in connection with
reinvestment of distributions	4,508	65,406	3,104	38,214

	68,883	1,027,847	122,358	1,727,207

Shares repurchased	(103,888)	(1,539,381)	(26,335)	(346,840)

Net increase (decrease)	(35,005)	$(511,534)	96,023	$1,380,367

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	216,403	29.0%	$3,246,045

Class M	1,171	35.3	17,460

Class R	1,182	9.4	17,647

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$7,200,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$106,126	Payables	$101,111

Total		$106,126		$101,111

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(9,920)	$(9,920)

Total	$(9,920)	$(9,920)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(10,963)	$(10,963)

Total	$(10,963)	$(10,963)

Global Telecommunications Fund	35

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market
	value at the					Market value
	beginning of					at the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Money
Market Liquidity
Fund*	$450,881	$2,652,627	$3,103,508	$262	$—	$—

Putnam Short Term
Investment Fund*	—	1,047,377	372,580	13	—	674,797

Totals	$450,881	$3,700,004	$3,476,088	$275	$—	$674,797

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Market values are shown for those securities affiliated during the reporting period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 8: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

36	Global Telecommunications Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Global Telecommunications Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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SA723
279991 4/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013